THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR LAWS.


                      HOSPITALITY WORLDWIDE SERVICES, INC.


No. ________                                          Dated May 12, 1997


               WARRANT TO PURCHASE 750,000 SHARES OF COMMON STOCK



                  This certifies that, for value received, Apollo Real Estate Advisors II, L.P., a Delaware limited partnership, or assigns (the "Holder"), is entitled to purchase from HOSPITALITY WORLDWIDE SERVICES, INC., a New York corporation (the "Company"), Seven Hundred and Fifty Thousand (750,000) shares of Common Stock of the Company at a price per share equal to the Warrant Price (as defined herein) at times specified in Section 2(a) hereof during the Exercise Period. The number of shares of Common Stock subject to this Warrant and the Warrant Price are subject to adjustment from time to time as set forth in Section 4 hereof. This Warrant has been issued to the Holder pursuant to the terms of the Agreement to Joint Venture (as defined herein) among the Company, the Holder and the other signatories thereto.

                  SECTION 1.  DEFINITIONS.

                  (a) "ADDITIONAL SHARES OF COMMON STOCK" shall mean all shares of Common Stock issued by the Company after the date hereof other than (i) Common Stock issued to Holder, or any Person controlling, controlled by or under common control with it, and (ii) Common Stock issued upon exercise of options granted prior to the date hereof pursuant to the Company's Employee Stock Option Plan and Non-Employee Director Stock Option Plan.

                  (b) "AGREEMENT TO JOINT VENTURE" shall mean the Agreement to Joint Venture dated as of May 12, 1997 by and among Holder, the Company and Watermark Investments Limited LLC.

                  (c) "COMMON STOCK" shall mean the Company's Common Stock, par value $0.01 per share, and, in the case of a reclassification, recapitalization or other similar change in such Common Stock or in the case of a consolidation or merger of the Company with or into another Person, such consideration to which a holder of a share of Common Stock would have been entitled upon the occurrence of such event.

                  (d) "COMMON STOCK EQUIVALENT" shall mean any Convertible Security or warrant, option or other right to subscribe for or purchase any shares of Common Stock or any Convertible Security.

                  (e) "CONVERTIBLE SECURITIES" shall mean evidences of indebtedness, shares of Stock or other securities which are or may be at any time convertible into or exchangeable for shares of Common Stock, including without limitation any shares of the Company's preferred stock which are convertible into or exchangeable for shares of Common Stock. The term "Convertible Security" shall mean one of the Convertible Securities.

                  (f) "COMPANY" shall mean Hospitality Worldwide Services, Inc.

                  (g) "EXERCISE DATE" shall mean the date on which an exercising Holder has submitted to the Company this Warrant and the subscription form attached hereto as EXHIBIT A and, if applicable, has paid the exercise price as required by Section 2(b) hereof.

                  (h) "EXERCISE PERIOD" shall mean the period commencing with and including the date hereof and ending at midnight on May 11, 2004.


                  (i) "FAIR MARKET VALUE" of a share of Common Stock as of any date shall mean, as of any date, the average of the closing prices of Common Stock for the twenty (20) consecutive Trading Days next preceding the date in question. The closing price for each day shall be:

                  i) the average of the closing sale price or, in the absence of a closing sale price, the highest bid and lowest asked prices of one share of Common Stock quoted in the NASDAQ Small Cap Market System or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted; or

                  ii) if not quoted as described in clause (1), the average of the highest bid and lowest offered quotations for one share of Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and offered quotations for Common Stock on at least five (5) of the twenty (20) consecutive Trading Days next preceding the date in question; or

                  iii) if the Common Stock is listed or admitted for trading on any national securities exchange, the last sale price, or the closing bid price if no sale occurred, of one share of Common Stock on the principal securities exchange on which the Common Stock is listed or admitted for trading.

         If none of the conditions set forth above is met, the closing price of one share of Common Stock on any day or the average of such closing prices for any period shall be the Fair Market Value of Common Stock for such day or period shall be the Fair Market Value of Common Stock for such day or period as determined by a member firm of the New York Stock Exchange selected by the Company and approved by the Holder. If the Company and the Holder ar unable to agree on the selection of a member firm, then the issue of selection of a member firm shall be submitted to the American Arbitration Association.

                  (j) "HOLDER" shall mean Apollo Real Estate Advisors II, L.P., or its assigns.

                  (k) "PERSON" shall mean an individual, a corporation, a partnership, a trust, an unincorporated organization, limited liability company, limited liability partnership, government organization or agency or political subdivision thereof, association, sole proprietorship or any other form of entity not specifically listed herein.

                  (l) "STOCK" shall include any and all shares, interests or other equivalents (however designated) of, or participations in, the capital stock of the Company of any class.

                  (m)  "TRADING  DAY"  shall  mean,  with  respect to the Common
Stock: (i) if the Common Stock is quoted on the NASDAQ National Market System, any similar system of automated dissemination or quotations of securities prices, or the National Quotation Bureau Incorporated, each day on which quotations may be made on such system; or (ii) if the Common Stock is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business; or (iii) if shares of the Common Stock are not quoted on any system or listed or admitted for trading on any securities exchange, a Business Day.

                  (n)      "WARRANT" shall mean this Warrant.

                  (o) "WARRANT PRICE" shall mean $8.115 per share (as such price may from time to time be adjusted in accordance with Section 4 hereof).

                  (p) "WARRANT SPREAD" as of any date shall mean the difference between (i) the Fair Market Value of a share of Common Stock as of that date and
(ii) the Warrant Price.

                  SECTION 2.  EXERCISE OF WARRANT.

                  (a) The rights represented by this Warrant may be exercised by the Holder in the following quantities (in whole or in part) at the times specified during the Exercise Period hereof:

                           (i)  250,000:  commencing  at  the  date  hereof  and
continuing through the end of the Exercise Period.

                           (ii) 500,000:  commencing at 100,000  increments  for
every $7.5 million of revenues paid to the Company's renovation subsidiary and/or fees paid to its purchasing subsidiary in connection with any Project (as such term is defined in the Agreement to Joint Venture) pursued in accordance with the Agreement to Joint Venture, and continuing through the end of the Exercise Period.

                  (b) The Holder hereof may exercise this Warrant, in whole or in part, by delivery to the Company at its office at 450 Park Avenue, Suite 2603, New York, NY 10022, Attention: Chief Financial Officer (or such other address as the Company may specify to Holder from time to time), of (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (ii) payment of the Warrant Price in the manner provided in Section 2(d) and (iii) this Warrant. Such notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as EXHIBIT A, duly executed by Holder or its agent or attorney.

                  (c) In the event of any exercise of the rights represented by this Warrant, (i) certificates for the shares of Common Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding 15 days after such exercise, and the Holder hereof shall be deemed for all purposes to be the Holder of the shares of Common Stock so purchased as of the date of such exercise and (ii) unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. Any such warrant shall be dated the date hereof and shall be identical with this Warrant except as to the number of shares of Common Stock issuable pursuant thereto. This Warrant may not be exercised for fractional shares of Common Stock. In the event that upon the final exercise of this Warrant there is a remaining fractional share hereunder, the Company shall pay the Holder hereof an amount equal to the comparable fraction of the current Market Price per share as of the date of exercise.

                  (d) Subject to the provisions of this Warrant, the Warrant Price may be paid in the manner set forth in either Section 2(d)(i) or Section 2(d)(ii) below:

                           (i) Upon  presentation  to the  Company at the office
specified in Section 2(b) of this Warrant with the subscription form attached to this Warrant as EXHIBIT A duly completed, indicating a cash exercise and signed by the Holder, and upon payment of an amount equal to the product of the Warrant Price and the number of shares of Common Stock to be purchased, by, at the option of Holder, (i) wire transfer to an account in a bank located in the United States designated for such purpose by the Company or (ii) certified or official bank check, the Company shall issue and cause to be delivered to or upon the written order of the Holder and in such name or names as Holder may designate, a certificate for the shares of Common Stock issued upon such exercise.

                           (ii) Upon  presentation  to the Company at the office
specified in Section 2(b) of this Warrant with the subscription form attached to this Warrant as EXHIBIT A duly completed, indicating a non-cash exercise and signed by the Holder, the Company shall issue and cause to be delivered to or upon the written order of the Holder and in such name or names as Holder may designate, a certificate for a number of shares of Common Stock equal to the result of dividing (i) the product of (A) the number of shares of Common Stock for which this Warrant may be exercised and (B) the Warrant Spread on the Exercise Date, by (ii) the Fair Market Value of a share of Common Stock on the Exercise Date.

                  SECTION 3.  COVENANTS AS TO COMMON STOCK.

                  The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance in accordance with the terms hereof, be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issuance thereof. Without limiting the generality of the foregoing, the Company covenants that it will from time to time take all such action as may be required to assure that the stated or par value per share of the Common Stock is at all times equal to or less than the then effective Warrant Price. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from any and all restrictions, including, without limitation, preemptive rights, restrictions with respect to the voting, transfer or other rights exercisable by a Holder, and encumbrances or liens, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. The Company also covenants and agrees that if any shares of capital stock to be reserved for the purpose of the issuance of shares upon the exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law (other than the Securities Act of 1933, as amended) before such shares may be validly issued or delivered upon exercise of this Warrant, then the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

                  SECTION 4.  ADJUSTMENT OF NUMBER OF SHARES AND WARRANT PRICE.

                  (a) The number and kind of securities purchasable upon the exercise of this Warrant and the amount of the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events as follows:

                      (i) RECAPITALIZATION, REORGANIZATION, RECLASSIFICATION, CONSOLIDATION OR MERGER. In case of any recapitalization or reorganization of the Company of any reclassification or change of outstanding Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision of combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the surviving corporation and which does not result in any reclassification or change (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) of outstanding Stock issuable upon exercise of this Warrant), the Holder of this Warrant shall be entitled to receive, upon exercise of this Warrant, the kind and the highest amount of shares of Stock, other securities, money and property receivable upon such recapitalization, reorganization, reclassification, change, consolidation or merger by a Holder of one share of Common Stock as if this Warrant had been exercised immediately prior to such recapitalization, reorganization, reclassification, change, consolidation or merger. The provisions of this Section 4(a)(i) shall similarly apply to successive recapitalization, reorganizations, reclassifications, changes, consolidations and mergers.

                           (ii)  SUBDIVISION OR  COMBINATION  OF SHARES.  If the
Company, at any time while this Warrant is outstanding, shall subdivide or combine any class or classes of its Common Stock, the Warrant Price shall be proportionately reduced, in case of subdivision of shares, to reflect the increase in the total number of shares of Common Stock outstanding as a result of such subdivision, as at the effective date of such subdivision, or if the Company shall take a record of holders of any class or classes of its Common Stock for the purpose of so subdividing, as at the applicable record date, whichever is earlier, or shall be proportionately increased, in the case of combination of shares, to reflect the reduction in the total number of shares of Common Stock outstanding as a result of such combination, as at any class or classes of its Common Stock for the purpose of so combining, as at the applicable record date, whichever is earlier.

                           (iii) STOCK  DIVIDENDS.  If the Company,  at any time
while this Warrant is outstanding, shall pay a dividend in, or make any other distribution of, Common Stock, the Warrant Price shall be adjusted, as at the date the Company shall take a record of the holders of such class or classes of Common Stock, for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment on other distribution), to that price determined by multiplying the Warrant Price in effect immediately prior to the record date (or if no such record is taken, then immediately prior to such payment or other distribution), by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution (plus in the event that the Company paid cash for fractional shares, the number of additional shares which would have been outstanding had the Company issued fractional shares in connection with said dividends).

                           (iv) ISSUANCE OF  ADDITIONAL  SHARES OF COMMON STOCK.
If the Company, at any time while this Warrant is outstanding, shall issue any Additional Shares of Common Stock (otherwise than as provided in the foregoing Sections 4(a)(i) through (iii)), at a price per share less than the Warrant Price or without consideration, then the Warrant Price upon each such issuance shall be adjusted to that issuance price. The provisions of this Section 4(a)(iv) shall not apply under any of the circumstances for which an adjustment is provided in Sections 4(a)(i) through (iii). No adjustment of the Warrant Price shall be made under this Section 4(a)(iv) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to any Common Stock Equivalent if upon the issuance of such Common Stock Equivalent (a) any adjustment shall have been made pursuant to Section 4(a)(v) or (b) no adjustment was required pursuant to Section 4(a)(v).

                           (v)  ISSUANCE  OF COMMON  STOCK  EQUIVALENTS.  If the
Company shall, at any time while this Warrant is outstanding, issue any Common Stock Equivalent, and the price per share for which Additional Shares of Common Stock may be issuable thereafter pursuant to such Common Stock Equivalent shall be less than the current Warrant Price then in effect, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended, and such price as so amended shall be less than the current Warrant Price in effect at the time of such amendment, then the Warrant Price upon each such issuance or amendment shall be adjusted as provided in the first sentence of
Section 4(a)(iv) on the basis that Additional Shares of Common Stock issuable pursuant to such Common Stock Equivalents shall be deemed to have been issued (whether or not such Common Stock Equivalents are actually then exercisable, convertible or exchangeable in whole or in part) as of the earlier of (a) the date on which the Company shall enter into a firm contract for the issuance of such Common Stock Equivalent, or (b) the date of actual issuance of such Common Stock Equivalent. No adjustment of the Warrant Price shall be made under this
Section 4(a)(v) upon the issuance of any Convertible Security which is issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any adjustment shall previously have been made in the Warrant Price then in effect upon the issuance of such warrants or other rights pursuant to this Section 4(a)(v).

                  (b) OTHER  PROVISIONS  APPLICABLE  TO  ADJUSTMENTS  UNDER THIS
SECTION 4. The following provisions shall be applicable to the making of adjustments in the Warrant Price hereinbefore provided in this Section 4:

                           (i) COMPUTATION OF  CONSIDERATION.  The consideration
received by the Company shall be deemed to be the following: to the extent that any Additional Shares of Common Stock or any Common Stock Equivalents shall be issued for a cash consideration, the consideration received by the Company therefor; or, if such Additional Shares of Common Stock or Common Stock Equivalents are offered by the Company for subscription, the subscription price; or, if such Additional Shares of Common Stock or Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any of any compensation, discounts, commissions, or expenses paid or incurred by the
Company for or in connection with the underwriting thereof or otherwise in connection with the issue thereof. The consideration for any Additional Shares of Common Stock issuable pursuant to any Common Stock Equivalents shall be the consideration received by the Company for issuing such Common Stock Equivalents, plus the additional consideration payable to the Company upon the exercise, conversion or exchange of such Common Stock Equivalents. In case of the issuance at any time of any Additional Shares of Common Stock or Common Stock Equivalents in payment or satisfaction of any dividend upon any class of Stock other than Common Stock, the Company shall be deemed to have received for such Additional Shares of Common Stock or Common Stock Equivalents a consideration equal to the amount of such dividend so paid or satisfied. In any case in which the consideration to be received or paid shall be other than cash, the Board of Directors of the Company shall determine in good faith the fair market value of such consideration and promptly notify the Holder of its determination of the fair market value of such consideration prior to payment or accepting receipt thereof. If, within thirty (30) days after receipt of said notice, the Holder shall notify the Board of Directors of the Company in writing of its objection to such determination, a determination of fair market value of such consideration shall be made by an appraiser selected by the Company and approved by the Holder. If the Company and the Holder are unable to agree on the selection of an appraiser, the issue of selection of an appraiser shall be submitted to the American Arbitration Association.

                           (ii)   READJUSTMENT   OF  WARRANT  PRICE.   Upon  the
expiration of the right to convert, exchange or exercise any Common Stock Equivalent the issuance of which effected an adjustment in the Warrant Price, if such Common Stock Equivalent shall not have been converted, exercised or exchanged, the number of shares of Common Stock deemed to be issued and outstanding by reason of the fact that they were issuable upon conversion, exchange or exercise of any such Common Stock Equivalent shall no longer be computed as set forth above, and the Warrant Price shall forthwith be readjusted and thereafter be the price which it would have been (but reflecting any other adjustments in the Warrant Price Equivalent) had the adjustment of the Warrant Price been made in accordance with the issuance or sale of the number of Additional Shares of Common Stock actually issued upon conversion, exchange or issuance of such Common Stock Equivalent and thereupon only the number of Additional Shares of Common Stock actually so issued shall be deemed to have been issued and only the consideration actually received by the Company (computed as in Section 4(b)(i) shall be deemed to have been received by the Company.

                  (c) TREASURY SHARES. In making any adjustments in the Warrant Price hereinbefore provided in this Section 4, the number of shares of Common Stock at any time outstanding shall not include any shares thereof then directly or indirectly owned or held by or for the account of the Company or any of its Subsidiaries.

                  (d) OTHER ACTION AFFECTING COMMON STOCK. In case after the date hereof the Company shall take any action affecting its Common Stock, other than an action described in any of the foregoing Sections 4(a) and (b), inclusive, and the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principals of this Section 4, then the Warrant Price shall be adjusted in such manner as the Board of Directors of the Company shall in good faith determine to be equitable in the circumstances.

                  (e) ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment in the Warrant Price pursuant to any provision of this Section 4, the number of shares of Common Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of such shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter. If the Company shall be in default under any provision contained in Section 3 of this Warrant so that such shares, upon issuance, would not be validly issued under applicable law at the Warrant Price adjusted in accordance with this Section 4, the adjustment of shares provided in the foregoing sentence shall nonetheless be made and the Holder of this Warrant shall be entitled to purchase such greater number of shares at the lowest price at which such shares may be validly issued under applicable law. Such exercise shall not constitute a waiver of any claim arising against the Company by reason of its default under Section 3 of this Warrant.

                  SECTION 5.  NOTICE OF ADJUSTMENTS.

         Whenever the Warrant Price or number of shares of Common Stock purchasable upon exercise of this Warrant shall be adjusted pursuant to Section 4 hereof, the Company shall cause the independent accounting firm then regularly engaged by it to report on its financial statements to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company made any determination hereunder), and the Warrant Price and number of shares of Common Stock purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail postage prepaid) to the Holder of this Warrant promptly after each adjustment.

                  SECTION 6.  EXCHANGE OF WARRANT.

                  This Warrant is exchangeable, upon the surrender hereof by the Holder at the office or agency of the Company designated in Section 2(b) hereof, for new Warrants of like tenor representing in the aggregate the rights to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said Holder hereof at the time of such surrender.

                  SECTION 7.  LOST, STOLEN, MUTILATED OR DESTROYED WARRANT.

                  If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, upon the receipt of indemnity reasonably satisfactory to it (it being understood that the written undertaking of any original Holder of this Warrant shall be sufficient indemnity) and, in the case of a mutilated Warrant, the surrender thereof, issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

                  SECTION 8.  LISTING ON SECURITIES EXCHANGES.

                  The Company shall list on each national securities exchange on which any Common Stock may at any time be listed, subject to official notice of issuance upon the exercise of this Warrant, and shall maintain, so long as any other shares of its Common Stock shall be so listed, all shares of Common Stock from time to time issuable upon the exercise of this Warrant, and the Company shall so list on each national securities exchange, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of capital stock of the same class shall be listed on such national securities exchange by the Company. Any such listing shall be at the Company' expense.

                  SECTION 9.  AVAILABILITY OF INFORMATION.

                  The Company shall comply with all applicable public information reporting requirements of the Securities and Exchange Commission (the "SEC") (including those required to make available the benefits of Rule 144 under the Securities Act of 1933) to which it may from time to time be subject. The Company shall also cooperate with each Holder of this Warrant and Holder of any Common Stock issued upon exercise of this Warrant in supplying such information as may be necessary for such Holder to complete and file any information reporting forms currently or hereafter required by the SEC as a condition to the availability of an exemption from the Act for the sale of any Warrant or Common Stock issued upon exercise of this Warrant.

                  SECTION 10.  SUCCESSORS.

                  All the provisions of this Warrant by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors and assigns. The Company acknowledges and agrees that the Holder shall have the right to assign its right, title and interests under this Warrant, in whole or in part, to any of its affiliates or to one or more third parties, subject only to compliance with applicable securities laws. Any such assignment shall be evidenced by the Form of Assignment attached as EXHIBIT B.

                  SECTION 11.  HEADINGS.

                  The headings of sections of this Warrant have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

                  SECTION 12.  NO STOCKHOLDER RIGHTS.

                  The Holder hereof shall not be entitled to any voting rights or other rights as a stockholder of the Company by reason of the rights granted under this Warrant until the Holder hereof shall purchase shares of Common Stock hereunder.

                  SECTION 13.  GOVERNING LAW.

                  This Warrant shall be governed by and construed in accordance with the laws of the State of New York without regard to the laws and principles thereof which would direct the application of the laws of another jurisdiction.


                                 * * * * * * * *

                  IN WITNESS WHEREOF, Hospitality Worldwide Services, Inc. has caused this Warrant to be executed by its duly authorized officers under its corporate seal, and this Warrant to be dated as of the date first set forth above.


                                      HOSPITALITY WORLDWIDE SERVICES,
                                      INC.



                                      By:___________________________
                                      Name:
                                      Title:

[CORPORATE SEAL]


ATTEST:



----------------------------
Secretary

                                    EXHIBIT A

                                SUBSCRIPTION FORM

                 [To be executed only upon exercise of Warrant]

                              Cash Exercise Method

                  The undersigned registered owner of the attached Warrant irrevocably exercises, by the Cash Exercise Method in accordance with Section 2(d)(i) of the Warrant, the attached Warrant for the purchase of _________ shares of Common Stock, $[______] par value, of HOSPITALITY WORLDWIDE SERVICES, INC. and herewith makes payment therefor, to the order of the Corporation in the amount of $_______________ as payment of the Exercise Price in accordance with the terms set forth in Section 2(d)(i).

                            Non-cash Exercise Method

                  The undersigned registered owner of the attached Warrant irrevocably exercises, by the Non-cash Exercise Method in accordance with
Section 2(d)(ii) of the Warrant, the attached Warrant for the purchase of _________ shares of Common Stock, $[_____] par value, of HOSPITALITY WORLDWIDE SERVICES, INC., calculated as follows:

                  (a) Number of shares of Common Stock for which the Warrant may be exercised: ________________

                  (b)      The Warrant Spread on the Exercise Date: ___________

                  (c) The Fair Market Value of a share of Common Stock on the Exercise Date: ______________________

                  (d) Number of shares of Common Stock to be purchased (line (a) times line (b) divided by line (c)):
                           ____________________________

                              Issuance Instructions

                  The undersigned requests that a certificate for such Common Stock be registered in the name of ____________________________________ whose address is  __________________________________________________________  and that such certificated be delivered to ______________________________________________
whose address is  _____________________________________________.  If such number of shares of Common Stock is less than all of the shares of Common Stock which may be purchased upon the exercise of the Warrant, the undersigned hereby requests that a new Warrant representing the remaining balance of this Warrant be registered in the name of _________________________________ whose address is _____________________________________________________ and that such

Warrant be delivered to _________________________________________________  whose address is ___________________________________________________________.



                                        ________________________________________
                                        Name of Registered Owner


                                        ________________________________________
                                        Signature of Registered Owner


                                        ________________________________________
                                        Address


                                        ________________________________________
                                        Federal ID Number

                                    EXHIBIT B

                               FORM OF ASSIGNMENT

                  [To be signed only upon transfer of Warrant]

                  For value received, the undersigned hereby sells, assigns and transfers unto _________________________, all of the rights represented by the within Warrant to purchase shares of Common Stock of HOSPITALITY WORLDWIDE SERVICES, INC. to which the within Warrant relates, and appoints
_______________________ Attorney to transfer such right on the books of HOSPITALITY WORLDWIDE SERVICES, INC. with full power of substitution in the premises.

Dated:

                                    -----------------------------------------
                                                   (Signature)




                                    -----------------------------------------
                                                    (Address)



Signed in the presence of:



---------------------------


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